EXHIBIT T3F

                             CROSS-REFERENCE TABLE*

Trust Indenture Act Section                  Indenture Section

310(a)(1)...................................................               7.10
   (a)(2) ..................................................               7.10
   (a)(3) ..................................................               N.A.
   (a)(4) ..................................................               N.A.
   (a)(5) ..................................................               7.10
   (b)......................................................  7.08; 7.10; 13.02
   (c)......................................................               N.A.
311(a)......................................................               7.11
   (b)......................................................               7.11
   (c)......................................................               N.A.
312(a)......................................................               2.05
   (b)......................................................              13.03
   (c)......................................................              13.03
313(a)......................................................               7.06
   (b)(1)...................................................              12.03
   (b)(2)...................................................               7.06
   (c)......................................................        7.06; 13.02
   (d)......................................................               7.06
314(a)......................................................        4.10; 13.02
   (b)......................................................              12.02
   (c)(1)...................................................        7.02; 13.04
   (c)(2)...................................................        7.02; 13.04
   (c)(3)...................................................               N.A.
   (d)......................................................12.03; 12.04; 12.05
   (e)......................................................                N.A.
   (f)......................................................                N.A.
315(a)......................................................             7.01(b)
   (b)......................................................         7.05, 12.02
   (c)......................................................             7.01(a)
   (d)......................................................             7.01(c)
   (e)......................................................                6.11
316(a)(last sentence).......................................                2.09
   (a)(1)(A)................................................                6.05
   (a)(1)(B)................................................                6.04
   (a)(2)...................................................                N.A.
   (b)......................................................                6.07
317(a)(1)...................................................                6.08
   (a)(2)...................................................                6.09
   (b)......................................................                2.04
318(a)......................................................               13.01
   (b)......................................................                N.A.
   (c)......................................................               13.01

"N.A." means not applicable.

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*  This Cross-Reference Table is not part of the Indenture